CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2025
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The primary objective of the Group's capital management policy is to ensure that adequate capital is available to meet the requirements of the Group from time to time, including capital expenditure. The Group considers the appropriate capital management strategy for specific growth projects as and when required. Lease liabilities are not considered to be debt.
Liquidity management
The Group monitors available cash and cash equivalent balance and facilities to ensure there is sufficient capital for forecasted expenditures including capital requirements. Cash and cash equivalents (excluding restricted cash) as at 30 June 2025 is
R1,293.0 million (2024: R 509.2 million). The Group remains debt free as at 30 June 2025 (2024: Nil).
To fund the significant capital expansion programme at both operations, on 28 June 2024, DRDGOLD secured a R500 million
GBF with Nedbank. During financial year 2025, the GBF, was amended to include a R120 million guarantees facility. Subsequent to year end, this was increased by an additional R61 million, increasing the guarantee facility to R181 million, which has been fully utilised. The GBF facility of R500 million remained undrawn at 30 June 2025. In addition to the GBF, on 31 July 2024,
DRDGOLD entered into a 5-year R1 billion RCF with a R500 million accordion option with Nedbank. The RCF remains undrawn as at 30 June 2025.
The RCF permitted an interest cover ratio (adjusted EBITDA to net finance charges) of no more than 4:1 and a leverage ratio
(total net debt to adjusted EBITDA) of no less than 2:1 calculated on a twelve-month rolling basis, respectively. Management monitors the covenant ratio levels to ensure compliance with the covenants, as well as maintain sufficient facilities to ensure satisfactory liquidity for the Group.